UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 2, 2008

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On April 2, 2008, AMERIGROUP Corporation (the "Company") issued a press release announcing that its wholly-owned subsidiary, AMERIGROUP Maryland, Inc. d/b/a AMERIGROUP Community Care of the District of Columbia ("AMERIGROUP DC") was suspending participation in readiness review activities related to the new contract award for the District of Columbia’s Medicaid managed care business. AMERIGROUP DC had previously been notified that it was one of four successful bidders and been engaged in final preparations for a start date of May 1, 2008.

A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference in this Item 7.01.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 8.01 Other Events.

On March 28, 2008, the District of Columbia filed a civil complaint in the Superior Court for the District of Columbia against AMERIGROUP DC. AMERGIROUP DC is a licensed managed care organization and has contracted with the District of Columbia's Department of Health's Medical Assistance Administration ("MAA") to provide Medicaid managed care services in the District of Columbia. The complaint alleges that in 2006, AMERIGROUP DC submitted a report to MAA in which it (i) reported the administrative portion of pharmaceutical costs as healthcare costs; (ii) reported certain medical administrative costs as healthcare costs; and (iii) reported certain administrative fees paid to the Company which the complaint alleges were not directly related to the provision of approved healthcare services. The complaint asserts a single count under the District of Columbia Procurement Reform Act, D.C. Official Code Section 2-308.14 (2001) (the "D.C. Act").

The D.C. Act provides, in pertinent part, that any person who knowingly, makes, uses or causes to be made or used, a false record or statement to get a false claim paid or approved by the District shall be liable to the District for the costs of a civil action brought to recover penalties or damages, and may be liable to the District for a civil penalty of not less than $5,000, and not more than $10,000, for each false claim made.

The complaint does not seek damages, but requests the imposition of a penalty of $10,000 for each false claim or statement allegedly made by AMERIGROUP DC.

AMERIGROUP DC intends to vigorously defend the District’s claim. Nonetheless, given the preliminary stage of this matter, the Company is unable to assess the probable outcome or its financial impact, if any.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

April 2, 2008	By:	Stanley F. Baldwin

Name: Stanley F. Baldwin
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	AMERIGROUP Corporation Press Release dated April 2, 2008